Riviera Holdings Corporation
                         2901 Las Vegas Boulevard South
                               Las Vegas, NV 89109
                       Investor Relations: (800) 362-1460
                               TRADED: AMEX - RIV
                               www.theriviera.com








FOR FURTHER INFORMATION:
AT THE COMPANY:                            INVESTOR RELATIONS CONTACT:
Mark Lefever, Treasurer and CFO            Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                       (208) 241-3704 Voice
(702) 794-9442 Fax                         (208) 232-5317 Fax
Email:  mlefever@theriviera.com            Email:   betsytruax_hartman@msn.com

FOR IMMEDIATE RELEASE:


        RIVIERA HOLDINGS' SECOND QUARTER 2007 CONFERENCE CALL SET FOR AUGUST 3

LAS VEGAS, NV - July 16, 2007 - In conjunction with the release of Riviera Holdings Corporation's (AMEX: RIV) second quarter financial results, the Company will hold a conference call on Friday, August 3, 2007 at 2 p.m. EDT.

What: Riviera Holdings Second Quarter 2007 Financial Results
When: Friday, August 3, 2007, 2 p.m. EDT/ 11 a.m. PDT
Where:http://www.videonewswire.com/event.asp?id=41130 or www.theriviera.com
      -----------------------------------------------

How: Live and rebroadcast over the Internet - simply log onto the web at one of the above addresses or dial the toll-free number below

Live call via telephone: 888-889-5345
Replay information:      877-519-4471, code 9021164
Contact information:     Betsy Truax 208-241-3704 or betsytruax_hartman@msn.com

About Riviera Holdings:
Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera is traded on the American Stock Exchange under the symbol RIV.


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